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                                                                    Exhibit 99.1

                                  CERTIFICATION


         The undersigned hereby certify that Crown NorthCorp, Inc.'s report on Form 10-QSB for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and the information contained in the report fairly represents, in all material respects, the financial condition and results of operation of the company.



Dated: November 14, 2002               By:      /s/ Ronald E. Roark
                                           ------------------------------------
                                               Ronald E. Roark, Chairman and
                                               Chief Executive Officer



                                       By:      /s/ Rick L. Lewis
                                          -------------------------------------
                                                Rick L. Lewis, Vice President,
                                                Treasurer and Chief Financial
                                                Officer



                                       By:      /s/ Stephen W. Brown
                                          -------------------------------------
                                                Stephen W. Brown, Secretary